                                                                   EXHIBIT 10.97

RECORDING REQUESTED BY AND
WHEN RECORDED MAIL TO:

Stein & Lubin
600 Montgomery Street, 14th Floor
San Francisco, California  94111

Attention:  Leon Y. Tuan


______________________________________________________________________________


                CONSTRUCTION DEED OF TRUST, SECURITY AGREEMENT,
                           ASSIGNMENT OF LEASES AND
                           RENTS AND FIXTURE FILING
                           ------------------------


          THIS CONSTRUCTION DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS AND FIXTURE FILING ("Deed of Trust") is made as of November 26, 1997, among INCO HOMES CORPORATION, a Delaware corporation, whose address is set forth below, as Trustor, the parties listed on Exhibit A-1 attached hereto,
                                               -----------
whose address is set forth below, as Beneficiary, and ORANGE COAST TITLE COMPANY, whose address is set forth below, as Trustee.


                                   ARTICLE 1
                                  DEFINITIONS
                                  -----------

          As used herein, the following terms shall have the following meanings:

          1.1  Assignment.  The assignment, contained in Article 4 of this Deed
               ----------
of Trust, from Trustor to Beneficiary, of all of Trustor's right, title and interest in and to the Leases and the Rents.

          1.2  Awards.  All awards and payments made or hereafter to be made by
               ------
any municipal, township, county, state, Federal or other governmental agencies, authorities or boards or any other entity having the power of eminent domain to Trustor, including any awards and payments for any taking of all or a portion of the Mortgaged Property, as a result of, or by agreement in anticipation of, the exercise of the right of condemnation or eminent domain, or for any change or changes of grade of streets affecting the Mortgaged Property.

          1.3  Beneficiary.  The parties listed on Exhibit A-1 attached hereto,
               -----------                         -----------
and their respective successors and assigns and the holders, from time to time, of the Note.

          1.4  Beneficiary's Address.  c/o USA Commercial Mortgage Company,
               ---------------------
Inc., 3900 Paradise Road, Suite 263, Las Vegas, Nevada  89109.

          1.5  Buildings.  All buildings, improvements (including, without
               ---------
limitation, all on-site and off-site infrastructure improvements), alterations or appurtenances now, or at any time hereafter, located upon the Land or any part thereof.

          1.6  Intentionally Deleted.

          1.7  Event(s) of Default.  The happenings and occurrences described in
               -------------------
Article 6 of this Deed of Trust.

          1.8  Fixtures.  All fixtures now or hereafter affixed or attached to,
               --------
or installed in, or used in connection with, the Land or Buildings, whether or not permanently affixed thereto, together with all accessions, replacements and substitutions thereto or therefor and the proceeds thereof.

          1.9  Intentionally Deleted.

          1.10 Loan Agreement.  That certain Construction Loan Agreement dated
               --------------
as of even date herewith between Trustor and Beneficiary.

          1.11 Impositions.  All (i) real estate and personal property taxes and
               -----------
other taxes and assessments, water and sewer rates and charges, and all other governmental charges and any interest or costs or penalties with respect thereto, and charges for an easement or agreement maintained for the benefit of the Mortgaged Property which at any time prior to or after the execution of the Loan Documents may be assessed, levied, or imposed upon the Mortgaged Property or the rent or income received therefrom or any use or occupancy thereof, and
(ii) other taxes, assessments, fees and governmental charges levied, imposed or assessed upon or against Trustor or any of its properties.

          1.12 Indebtedness.  The principal of and interest on and all other
               ------------
amounts, payments and premiums due under the Note (including any future advances) and all other indebtedness of Trustor to Beneficiary, whether under and/or secured by the Loan Documents, including, without limitation any indebtedness owing under the Indemnity Agreement, or evidenced by some other document that recites by its terms that it is secured by this Deed of Trust, and any amendments, modifications, renewals and extensions of any of the foregoing.

          1.13 Indemnity Agreement.  The Environmental Agreement and Indemnity,
               -------------------
dated as of even date herewith, by Trustor in favor of Beneficiary, as the same may be amended or otherwise modified.

          1.14 Land.  The real property described in Exhibit A attached hereto.
               ----                                  ---------

          1.15 Leases.  Any and all leases, subleases, licenses, concessions or
               ------
grants of other possessory interest now or hereafter in force, oral or written, covering or affecting the Mortgaged Property, or any part thereof, together with all rights, powers, privileges, options and other benefits of Trustor thereunder.

          1.16 Escrow Agreement.  The Escrow and Security Agreement dated as of
               ----------------
even date herewith, among Trustor, Beneficiary and Builder's Control Company, as the same may be amended or otherwise modified.

          1.17 Mortgaged Property.  The Land, the Buildings, the Fixtures, the
               ------------------
Personalty, the Awards, the Rents, the Leases and the Escrow Account, together with:

          (i) all rights, privileges, permits, licenses, rights-of-way, easements, appendages and appurtenances of the Land and/or the Buildings belonging or in any way appertaining thereto and all right, title and interest of Trustor in and to any streets, ways, alleys, or strips of land adjoining the Land or any part thereof;

          (ii) all the estate, right, title, interest, claim or demand whatsoever of Trustor, either at law or in equity, in and to the Land, the Buildings, the Fixtures, the Awards, the Rents, the Leases, the Personalty and the Escrow Account; and

          (iii) all the estate, right, title, interest, claim or demand whatsoever of Trustor, either at law or in equity, in and to the Awards, or payments with respect to casualties.

          1.18 Note.  The promissory note, dated of even date with this Deed of
               ----
Trust, made by Trustor to the order of Beneficiary, in the original principal amount of $1,175,000, secured by this Deed of Trust, together with all extensions, renewals, modifications and amendments thereof.

          1.19 Obligations.  Any and all of the covenants, promises and other
               -----------
obligations (other than the Indebtedness) made or owing by Trustor to or due to Beneficiary, whether under and/or as set forth in the Note and/or the Loan Documents, including, without limitation, any such covenants, promises and obligations made by or owing by Trustor under the Indemnity Agreement, or evidenced by some other document that recites by its terms that it is secured by this Deed of Trust, and any and all extensions, renewals, modifications and amendments of any of the foregoing.

          1.20 Permitted Encumbrances.  The encumbrances described, with
               ----------------------
particularity, in Exhibit B attached hereto.
                  ---------

          1.21 Personalty.  All furniture, furnishings, equipment, machinery,
               ----------
trade fixtures and all other tangible and intangible personal property (other than the Fixtures) now owned or hereafter acquired by Trustor which are now or hereafter used or owned in connection with the Land and/or the Buildings or located in, upon or about the Land and/or the Buildings, together with all accessions, replacements and substitutions thereto or therefor and the proceeds and products thereof, including without limitation: (1) all personal property located on the Land or Buildings and used in the operation or occupancy of the Land or Buildings or in any construction on the Land or Buildings, including, but not limited to, all furniture and furnishings, machinery, fixtures, goods, office equipment, machine tools, apparatus, supplies, materials, trade fixtures, building service equipment, boilers, equipment (including, without limitation, all equipment for the generation or distribution of air, water, heat, electricity, light, fuel or refrigeration, or for ventilating or air conditioning purposes, or for sanitary or drainage purposes, or for the removal of dust, refuse or garbage), partitions, appliances, ranges, refrigerators, cabinets, laundry equipment, radios, televisions, awnings, window shades, venetian blinds, drapes and drapery rods and brackets, screens, carpeting and other floor coverings, lobby furnishings, games, recreational and swimming pool equipment and incinerators, and all vehicles and accessories, tools, appurtenances, dies, jigs, chattels and parts; (2) all general intangibles relating to the development or use of the Land or Buildings, including, but not limited to, all governmental permits relating to construction on the Land or Buildings, all management agreements, franchise agreements, service contracts, other contracts or agreements, all names under or by which the Land or Buildings may at any time be operated or known, and all rights to carry on business under any such names or any variant thereof, all trademarks and goodwill and all interests in any owner's or member's association in any way relating to the Land or Buildings; (3) all water stock relating to the Land or Buildings, all shares of stock or other evidence of ownership of any part of the Land or Buildings that is owned by the Trustor in common with others, and all documents of membership in any owners' or members' association or similar group having responsibility for owning, managing or operating any part of the Land or Buildings; (4) all plans and specifications prepared for construction of improvements on the Land or Buildings and all studies, data and drawings related thereto, including, without limitation, those certain Street Improvement Plans Phase II (Tract 23995-2) dated January 12, 1995, prepared by Mainiero, Smith and Associates, Inc. and signed by David M. Cosper, City Engineer R.C.E. #38022 (Sheets 1 through 6); and also all contracts and agreements of Trustor relating to the plans and specifications or to the studies, data and drawings, or to the construction of improvements on the Land or Buildings; (5) all sales agreements, deposit receipts, escrow agreements and other ancillary documents and agreements entered into with respect to the sale to any purchasers of any part of the Land or Buildings, together with all deposits and other proceeds of the sale thereof;
(6) all damages, royalties and revenues of every kind, nature and description whatsoever that Trustor may be entitled to receive from any person or entity owning or having or hereafter acquiring a right to the oil, gas or mineral rights and reservations of the Land; (7) all deposits made with or other security given to utility companies by Trustor with respect to the Land or Buildings, and all advance payments of insurance premiums made by Trustor with respect thereto and all claims or demands with respect to insurance; (8) any funds held by or in the name of Beneficiary; (9) any causes of action deemed to be assigned to Beneficiary under this Deed of Trust; (10) all substitutions, renewals, improvements, attachments, accessions, additions and replacements to any of the foregoing; and (11) all collections, proceeds, insurance proceeds and products of any of the foregoing, including, without limitation, proceeds of any voluntary or involuntary disposition or claim respecting any part thereof (pursuant to judgment, condemnation award or otherwise), insurance proceeds paid or owing as a result of any damage to any of the foregoing, and all documents, instruments, general intangibles, chattel paper and accounts which may arise from the sale or disposition of any of the foregoing, all guaranties of and security for any of the foregoing, and all books and records relating to any of the foregoing. "Personalty" shall also include all insurance policies that cover any of the Land, the Buildings, the

Fixtures, any other Personalty described in this paragraph, and any rights, benefits and proceeds arising from such insurance policies.

          1.22 Loan Documents.  This Deed of Trust, the Loan Agreement, the
               --------------
Security Agreement, the Indemnity Agreement, the Escrow Agreement, and any and all other documents executed by Trustor now or hereafter evidencing, securing or relating to the payment of the Indebtedness or the observance or performance of the Obligations, as any of the same may be amended or otherwise modified.

          1.23 Rents.  All of the rents, revenues, income, profits, deposits,
               -----
tenders and other benefits payable under the Leases and/or arising from the use or enjoyment of all or any portion of the Mortgaged Property.

          1.24 Security Agreement.  The Security Agreement, contained in this
               ------------------
Deed of Trust, wherein and whereby Trustor grants a security interest in the Personalty, the Awards, the Fixtures and the Escrow Account to Beneficiary.

          1.25 Escrow Account. That certain deposit account no. 001-274457 in
               --------------
the name of Builder's Control Service Company for the benefit of Trustor and maintained with First Business Bank at its branch located at One Bunker Hill Building, 601 West Fifth Street, Los Angeles, California 90071, together with all investments made in the name of such account and all interest and other proceeds thereof.

          1.26 Trustee.  The person, persons, or entity named as such in the
               -------
preamble of this Deed of Trust and, as the case may be, his, their or its successors and assigns.

          1.27 Trustee's Address.  1060 E. Washington Street, Suite 200, Colton,
               -----------------
California 92324. Facsimile: (909) 370-2132.

          1.28 Trustor.  The entity named as such in the preamble of this Deed
               -------
of Trust, and its heirs, administrators, executors, successors and assigns and its successors in interest in and to the Mortgaged Property.

          1.29 Trustor's Address.  1282 West Arrow Highway, Upland, California
               -----------------
91786.


                                   ARTICLE 2
                                     GRANT
                                     -----

          2.1  Grant.  To secure the payment of the Indebtedness and the
               -----
performance and discharge of the Obligations, Trustor by these presents hereby grants, bargains, sells, assigns, mortgages, conveys and warrants unto Trustee, in trust for Beneficiary, with power of sale and right of entry and possession, the Mortgaged Property, to have and to hold the Mortgaged Property unto Trustee, its successors and assigns forever.

          2.2  Condition of Grant.  Provided always, that if Trustor shall pay
               ------------------
or cause to be paid the entire Indebtedness as and when the same shall become due and payable and shall observe, perform and discharge the Obligations, then the Loan Documents and the estate and rights granted by Trustor shall cease, terminate and become void, and shall be released or reconveyed by Beneficiary, at the cost and expense of Trustor.


                                   ARTICLE 3
                     SECURITY AGREEMENT AND FIXTURE FILING
                     -------------------------------------

          3.1  Security Agreement.  This Deed of Trust shall also constitute a
               ------------------
"Security Agreement" within the meaning of, and shall create a security interest under, the Uniform Commercial Code as adopted by the state in which the Mortgaged Property is located (the "UCC") in the Personalty, the Awards, the Leases, the Rents, the Escrow Account, and the Fixtures.

          3.2  Security Interest.  In order to further secure payment of the
               -----------------
Indebtedness and the observance, performance and discharge of the Obligations, Trustor hereby grants to Beneficiary a security interest under the UCC in the Personalty, the Award, the Leases, the Rents, the Escrow Account and the Fixtures, and Beneficiary shall have all the rights with respect to the Personalty, the Awards, the Leases, the Rents, the Escrow Account and the Fixtures afforded to it by the UCC, in addition to, but not in limitation of, the other rights afforded Beneficiary by the Loan Documents.

          3.3  Financing Statements.  Trustor agrees to and shall execute and
               --------------------
deliver to Beneficiary, in form satisfactory to Beneficiary, such "Financing Statements" and such further assurances as Beneficiary may, from time to time, consider reasonably necessary to create, perfect and preserve Beneficiary's liens upon the Personalty, the Awards, the Leases, the Rents, the Escrow Account and the Fixtures, and Beneficiary, at the expense of Trustor, may or shall cause such statements and assurances to be recorded and re-recorded, filed and re-filed, at such times and places as may be required or permitted by law to so create, perfect and preserve such liens.

          3.4  Fixture Filing.  This Deed of Trust is being recorded as a
               --------------
fixture filing and covers goods which are or are to become fixtures on the Land and/or the Buildings. This fixture filing is governed by the UCC. An address of Beneficiary from which information concerning the security interest created under this Article 3 may be obtained by contacting Beneficiary at Beneficiary's address.

                                   ARTICLE 4
                        ASSIGNMENT OF RENTS AND LEASES
                        ------------------------------

          4.1  Assignment of Rents.  All of Trustor's rights, title and interest
               -------------------
in and to the Rents are hereby absolutely and irrevocably assigned to Beneficiary to be applied against the Indebtedness and the Obligations. Trustor hereby appoints Beneficiary its true and lawful attorney-in-fact, with the right, at Beneficiary's option at any time, to demand, receive and enforce payment, to give receipts, releases and satisfactions, and to sue, either in Trustor's or Beneficiary's name, for all Rents. Notwithstanding the foregoing Assignment of Rents, so long as no Event of Default has occurred which remains uncured, Trustor is given a license to collect, receive, take, use and enjoy such Rents, as they become due and payable, but not more than one month in advance thereof. This assignment, and the assignment given in Article 4.2 below, shall be fully operative without any further action on the part of either party; and specifically, Beneficiary shall be entitled at its option, upon the occurrence of an Event of Default hereunder and for so long as such Event of Default is continuing, to collect all Rents from the Mortgaged Property whether or not Beneficiary takes possession of the Mortgaged Property and to exercise any other remedies allowed by statute or under common law including, without limitation, any remedy allowed under California Civil Code Section 2938. Upon the occurrence of an Event of Default hereunder, the license hereby given to Trustor to collect the Rents from the Mortgaged Property shall terminate. The license given by Beneficiary to Trustor shall be reinstated upon a cure of such Event of Default with Beneficiary's specific consent which shall not be unreasonably withheld. This Assignment shall not be deemed or construed to constitute Beneficiary or Trustee as a mortgagee in possession nor obligate Beneficiary or Trustee to take any action or to incur expenses or perform or discharge any obligation, duty or liability. Exercise of any rights under this Section and the application of the Rents to the Indebtedness or the Obligations shall not cure or waive any Event of Default but shall be cumulative of all other rights and remedies.

          4.2  Assignment of Leases.  Trustor hereby grants and assigns to
               --------------------
Beneficiary all right, title and interest of Trustor in and to all Leases, together with all security therefor and all monies payable thereunder, subject, however, to the license given to Trustor above to collect the rentals under any such Lease. The foregoing assignment of any Lease shall not be deemed to impose upon Beneficiary any of the obligations or duties of Trustor provided in any such Lease; and Trustor agrees to fully perform all obligations of the Lessor under all such Leases. Upon Beneficiary's request, Trustor shall deliver to any new lessee a notice of this assignment in form satisfactory to Beneficiary in its sole discretion. Beneficiary may deliver such a notice to new lessees if Trustor fails to do so within a reasonable time after Beneficiary's request. From time to time, upon request of Beneficiary, Trustor shall specifically assign to Beneficiary, by an assignment in writing in form approved by Beneficiary, all right, title and interest of Trustor in and to any and all Leases, together with all security therefor and all monies payable thereunder, subject to the license given to Trustor above to collect the rentals under any such Lease. Trustor shall also execute and deliver to Beneficiary any notification, financing statement, or other document reasonably required by Beneficiary to perfect the foregoing assignment as to any such Lease.

          4.3  Effect of Assignments.  This instrument constitutes an absolute
               ---------------------
and present assignment of the rents, royalties, issues, profits, revenue, income and other benefits from the Mortgaged Property; subject, however, to the license given to Trustor to collect, receive, take, use and enjoy the same as provided above; provided, further, that the existence or exercise of such right of Trustor shall not operate to subordinate this assignment to any subsequent assignment by Trustor, in whole or in part, and any such subsequent assignment by Trustor shall be subject to the rights of Trustee and Beneficiary hereunder.

          4.4  No Merger of Leasehold Estates.  If both the lessor's and
               ------------------------------
lessee's estate under any Lease, or any portion thereof, becomes vested at any time in one owner, this Deed of Trust and the lien created hereby shall not be adversely affected by the application of the doctrine of merger unless Beneficiary so elects in writing by recording a written declaration so stating. Unless and until Beneficiary so elects, Beneficiary and any lessor and lessee shall continue to have and enjoy all of the rights and privileges to the separate estates. In addition, upon the foreclosure of the lien created by this Deed of Trust on the Mortgaged Property, any Leases then existing and affecting all or any portion of the Mortgaged Property shall not be destroyed or terminated by merger or by the foreclosure unless Beneficiary or any purchaser at the sale so elects. No act by or on behalf of Beneficiary or such purchaser shall constitute a termination of any Lease unless Beneficiary gives written notice thereof to the tenant or subtenant affected.

          4.5  Assignment to Beneficiary Controlling.  The rights of Trustee in
               -------------------------------------
the Leases and Rents created under Article 2 shall be subject to the rights of Beneficiary in the Leases and Rents created under this Article 4.


                                   ARTICLE 5
                 COVENANTS AND REPRESENTATIONS AND WARRANTIES
                 --------------------------------------------

          5.1  Covenants.  Until the entire Indebtedness shall have been paid in
               ---------
full and all of the Obligations shall have been performed in full, Trustor hereby covenants and agrees as follows:

               5.1.1  Compliance with Laws. Trustor will promptly and
                      --------------------
faithfully comply with, conform to, and obey all present and future laws, ordinances, rules, regulations and requirements of every duly constituted governmental authority or agency and of every Board of Fire Underwriters having jurisdiction, or similar body exercising similar functions, which may be applicable to it or to the Mortgaged Property, or any part thereof, or to the use or manner of use, occupancy, possession, operation, maintenance, alteration, repair or reconstruction of the Mortgaged Property, or any part thereof, whether or not such law, ordinance, rule, order, regulation or requirement shall necessitate structural changes or improvements or interfere with the use or enjoyment of the Mortgaged Property.

               5.1.2  Payment of Impositions.  Trustor will duly pay and
                      ----------------------
discharge, or cause to be paid and discharged, the Impositions, such Impositions or installments thereof to be paid prior to the day before any fine, penalty, interest or cost may be added thereto or imposed by law for the non-payment thereof; provided, however, that if, by law, any Imposition may be paid in installments, Trustor may pay the same in such installments.

               5.1.3  Repair and Alterations.
                      ----------------------

                           (a) Trustor will keep the Mortgaged Property in good
order and condition and make all necessary or appropriate repairs, replacements and renewals thereof and will use its best efforts to prevent any act or thing which might impair the value or usefulness of the Mortgaged Property.

                           (b) Trustor will not commit or knowingly permit any
waste of the Mortgaged Property or any part thereof, or make or permit to be made any alterations or additions to the Mortgaged Property which would have the effect of materially diminishing the value thereof, or make or permit to be made any other alterations or additions to the Mortgaged Property, of a material nature, without the prior written consent of Beneficiary.

                           (c) Trustor will not permit any of the Fixtures or
Personalty to be removed at any time from the Land and/or Buildings, without the prior written consent of Beneficiary unless actually replaced by an article of equal suitability and value and owned by Trustor free and clear of any lien or security interest except such as may be approved in writing by Beneficiary.

               5.1.4  Insurance.    Trustor will maintain insurance upon the
                      ---------
Mortgaged Property against loss by fire, windstorms, flood (if the Mortgaged Property is located in a designated flood plain) and such other hazards, casualties and contingencies as are normally and usually covered by All Risk Property policies in effect in the locality where the Mortgaged Property is situated and such other risks as may be specified by Beneficiary, from time to time, in amounts and with insurers acceptable to Beneficiary (including earthquake if requested by Beneficiary), but in any event not less than the full replacement cost of all insured real property, fixtures leasehold improvements, contents, equipment and other personal property, and business interruption or loss-of-rents limits shall be sufficient to meet loss of one year's anticipated revenues. No primary deductible or retention greater than $5,000 shall be called for in any such policies, unless agreed to in writing by Beneficiary. Policies shall contain endorsements providing for course of construction, breach of warranty, adjustment of value for inflation, increased costs of replacement due to changes in code requirements, costs of demolition, and such other conditions as may be required by Beneficiary. Policies shall be endorsed with form 438BFUNS, or a similar endorsement acceptable to Beneficiary, showing Beneficiary as an additional insured and loss payee as its interests may appear, such loss payments to be applied to the restoration, repair or replacement of the Mortgaged Property under terms and conditions acceptable to Beneficiary; provided, however, that if an Event of Default has occurred and is continuing or an event has occurred and is continuing which with the passage of time or the giving of notice would constitute an Event of Default, then Beneficiary may, in its sole discretion, apply such payments to the payment of the Indebtedness.

          Trustor shall also maintain Commercial General Liability insurance which shall respond to third-party claims involving bodily injury, property damage and personal injury arising out of Trustor's alleged actions or inactions; such policies shall also include Garagekeepers Legal Liability coverage. All such policies shall provide limits of coverage as Beneficiary may specify, but in any event not less than One Million Dollars ($1,000,000) per occurrence and annual aggregate as to liability for bodily injury, property damage and personal injury. No primary deductible or retention shall be called for in the policies. Trustor shall also maintain, or cause its contractors to maintain, Worker's Compensation and Employer's Liability insurance.

          All insurance policies required by Beneficiary under this Deed of Trust shall be issued by companies acceptable to Beneficiary, but in no event shall the company(ies) have ratings in the current Best's Insurance Rating Manual of less than "A/XI." All liability insurance policies shall be endorsed as to name Beneficiary as an additional insured under the policy as respects its interests as mortgagee/secured party of the Mortgaged Property. All policies of insurance shall provide that the policies may not be cancelled, materially modified or terminated without at least thirty (30) days' prior written notice to Beneficiary. Trustor shall furnish to Beneficiary duplicate executed copies of each such policy at the time of execution hereof, and copies of each renewal policy not less than thirty (30) days prior to the expiration of the original policy or the preceding renewal policy (as the case may be), together with receipts or other evidence that the premiums have been paid; and furnish to Beneficiary certificates of insurance prepared by Trustor's insurance broker or agent which show evidence of the required coverages and endorsements, and payment of premiums thereon. Trustor will furnish to Beneficiary on or before 120 days after the close of each fiscal year of Trustor a statement of Trustor of the amounts of insurance maintained in compliance with this Section 5.1.4, of the risks covered by such insurance and of the insurance company or companies which carry such insurance. In the event insurance proceeds received on account of loss or damage to the Buildings, Personalty or Fixtures are insufficient to effectuate full repair or replacement of such loss or damage, Beneficiary may apply such insurance proceeds in reduction of the Indebtedness without prepayment premium, unless Trustor shall provide or cause to be provided additional funds in an amount not less than such deficiency and Trustor shall place in escrow said funds in order to assure to Beneficiary's reasonable satisfaction full repair of the damaged or destroyed Mortgaged Property or portion thereof.

               5.1.5  Restoration Following Casualty.  In the event of the
                      ------------------------------
happening of any casualty of any kind or nature (whether insured against or not), resulting in damage to or destruction of the Mortgaged Property, Trustor will give prompt notice thereof to Beneficiary, and, subject to the following sentence, Trustor will promptly restore, repair, replace, rebuild or alter the Mortgaged Property as nearly as possible to its value and condition immediately prior to such damage or destruction.

          In the event that the Mortgaged Property has been destroyed such that the value of the Mortgaged Property has been materially impaired, even if insurance proceeds are made available to Trustor to rebuild the damaged property, then Beneficiary need not provide such insurance proceeds to Trustor and may instead apply such insurance proceeds to prepay the Indebtedness in whole.

               5.1.6  Lease Agreement; Attornment.  Trustor agrees not to
                      ---------------------------
terminate, amend, or modify any of the Leases or subleases, or grant any concessions in connection therewith, or to accept a surrender thereof without the written consent of Beneficiary. All Leases shall be in form and substance satisfactory to Beneficiary. Trustor agrees not to execute any future Lease or Leases or subleases pertaining to the Mortgaged Property without the prior written consent of Beneficiary. Trustor shall deliver to Beneficiary a complete copy of each future Lease within 3 days after execution of such Lease. Trustor shall provide to Beneficiary a subordination, attornment and non-disturbance agreement executed by each tenant in a form satisfactory to Beneficiary in its sole discretion.

               5.1.7  Performance of Leases and Other Agreements.  Trustor will
                      ------------------------------------------
duly and punctually perform all covenants and agreements expressed as binding upon it under the Leases and under any other agreements to which it is a party with respect to the Mortgaged Property or any part thereof (including, without limitation, all construction loan documents (other than the Loan Agreement) relating to the Mortgaged Property, all sales agreements entered into with respect to all or any portion of the Mortgaged Property), and will use its best efforts to enforce or secure the performance of each and every obligation and undertaking of the respective lessees under the Leases and will appear and defend, at its cost and expense, any action or proceeding arising under or in any manner connected with the Leases or the obligations and undertakings of any lessee or other party thereunder. Trustor will immediately notify Beneficiary in writing of any notice of default received by Trustor from any tenant thereunder.

               5.1.8  Payment of Rents.  Trustor hereby agrees that the
                      ----------------
respective lessees under the Leases, upon notice from Beneficiary of the occurrence of an Event of Default, shall thereafter pay to Beneficiary the Rents due and to become due under the Leases without any obligation to determine whether an Event of Default in fact exists.

               5.1.9  Inspection.  Trustor will permit Beneficiary, at all
                      ----------
reasonable times and with reasonable notice, to inspect the Mortgaged Property. Beneficiary shall have the right to enter onto the Mortgaged Property, at all reasonable times, to inspect the Mortgaged Property for the existence of Hazardous Materials (as defined in the Indemnity Agreement) on the Mortgaged Property and to determine the compliance of the Mortgaged Property and its use with any law, rule or regulation relating to industrial hygiene or environmental conditions, including soil and ground water conditions and the compliance of the Trustor and the Mortgaged Property with the conditions and covenants set forth herein with respect to Hazardous Materials.

               5.1.10 Hold Harmless.  Trustor will indemnify, defend and hold
                      -------------
Beneficiary harmless from any liability, loss, action, proceeding or claim affecting the Mortgaged Property, or the value of the Note or the Loan Documents. Trustor shall appear in and defend (or pay the expenses of Beneficiary to defend, if Beneficiary gives Trustor notice of its election to handle such defense) any action or proceeding purporting to affect the security of this Deed of Trust and/or the rights and/or powers of Beneficiary hereunder, and Trustor shall pay all costs and expenses (including costs of evidence of title and attorneys' fees) in any action or proceeding in which Beneficiary may so appear and/or any suit by Beneficiary to foreclose this Deed of Trust, to enforce any obligations secured by this Deed of Trust, and/or to prevent the breach hereof. Trustor's obligations under this Section 5.1.10 shall survive payment of the Indebtedness.

               5.1.11  Books and Records.  Trustor will maintain full and
                       -----------------
complete books of account and other records reflecting the results of its operations (in conjunction with its other operations as well as its operations of the Mortgaged Property). If the Mortgaged Property consists of rental property, Trustor will furnish or cause to be furnished to Beneficiary (a) within 30 days after the end of each calendar quarter, detailed statements of income and expenses relating to the Mortgaged Property for such period; (b) within 90 days after the end of each calendar year, detailed statements of income and expenses relating to the Mortgaged Property for such year; (c) within 30 days after the end of each calendar quarter, a rent roll for the Mortgaged Property; and (d) within 30 days after the end of each calendar month, a delinquency report and accounts receivable aging for the Mortgaged Property for such month. If the Mortgaged Property consists of single-family lots or homes, condominiums or other residential properties to be sold, Trustor will furnish or will cause to be furnished to Beneficiary weekly written reports reflecting all information relevant to the marketing and sale of such units, in such form as Beneficiary may request. Within forty-five (45) days after the end of such fiscal quarter of Trustor and within ninety (90) days after each fiscal year of Trustor, Trustor will furnish or cause to be furnished to Beneficiary an income statement, balance sheet and statement of changes in financial position for Trustor. All financial information to be delivered to Beneficiary hereunder shall in detail reasonably acceptable to Beneficiary, shall be prepared in accordance with generally accepted accounting principles applied on a consistent basis and, with respect to that information regarding Trustor, shall be certified by the chief financial officer of Trustor as being true, correct and complete. At any time more frequently than as specified above, and from time to time, Trustor shall deliver to Beneficiary such other financial data and other information, including, without limitation, copies of all Leases, as Beneficiary shall, from time to time, reasonably request with respect to Trustor and the ownership and operation of the Mortgaged Property, and Beneficiary shall have the right, at reasonable times and upon reasonable notice, to audit Trustor's books of account and records.

               5.1.12  Awards.  Trustor will file and prosecute its claim or
                       ------
claims for any Awards in good faith and with due diligence and cause the same to be collected and paid over to Beneficiary, and hereby irrevocably authorizes and empowers Beneficiary, if its so desires, to file such claim and collect any Awards and agrees that the proceeds of any Awards will be applied by Beneficiary in reduction of any portion of the Indebtedness as Beneficiary may determine in accordance with Article 8 hereof.

               5.1.13  Licenses.  Trustor shall keep in full force and effect
                       --------
all licenses, permits and other governmental approvals which are necessary for the construction, marketing and operation of the Mortgaged Property and related facilities, and furnish evidence satisfactory to Beneficiary that the Mortgaged Property and the use thereof comply with all applicable zoning and building laws, regulations, ordinances and other applicable laws.

               5.1.14  No Further Encumbrance.  Trustor shall not, without the
                       ----------------------
prior written consent of Beneficiary, incur any additional indebtedness or create or permit to be created or to remain, any mortgage, pledge, lien, encumbrance or charge on, or conditional sale or other title retention agreement with respect to, the Mortgaged Property or any part thereof or income therefrom, other than the Loan Documents and the Permitted Encumbrances and except as provided in Section 5.1.18 below.

               5.1.15  Mechanic's Lien.  Trustor shall not permit or suffer any
                       ---------------
mechanic's, materialman's or other lien to be created or to remain a lien upon any of the Mortgaged Property.

               5.1.16  Management.  If Trustor seeks to have the Mortgaged
                       ----------
Property managed by a management company, the management company must be approved by Beneficiary under a management contract satisfactory in form and substance to Beneficiary. The interests of the Trustor and the management company under such contract shall be subordinate to the rights of Beneficiary hereunder, and the management agreement shall provide that Beneficiary may, at its option, terminate such contract upon the occurrence of an Event of Default.

               5.1.17  Use of Mortgaged Property.  Trustor shall not use the
                       -------------------------
Mortgaged Property or any part thereof, or allow the same to be used or occupied, for any purpose other than for a residential subdivision, or for any unlawful purpose, or in violation of any certificate of occupancy or other permit or certificate, or any law, ordinance or regulation, covering or affecting the use or occupancy thereof. Trustor will not suffer any act to be done or any condition to exist on the Mortgaged Property or any part thereof or any article to be brought thereon, which may be dangerous (unless safeguarded as required by law) or which may constitute a nuisance, public or private, or which may void or make voidable any insurance then in force with respect thereto.

               5.1.18  Transfer of Mortgaged Property. Trustor shall not,
                       ------------------------------
without the prior written consent of Beneficiary, directly or indirectly sell, transfer, convey, further encumber assign, grant any option, subordinate, convert to condominiums or grant any further lien or easement on all or any part of the Mortgaged Property, or enter into any agreement for any of the foregoing, whether by operation of law recorded or unrecorded, or voluntarily or involuntarily; provided, however, that if the Mortgaged Property consists of single-family lots or homes, condominiums or other residential properties to be sold, Trustor may accept sales reservations and enter into purchase and sales contracts so long as such actions are consistent with the Loan Documents, all rules and regulations of the California Department of Real Estate and all other applicable laws, rules and regulations. Trustor shall promptly notify Beneficiary in writing of any such intended event or agreement for which Beneficiary's consent may be required.

               5.1.19  Senior Deed of Trust.  Trustor shall not modify, amend,
                       --------------------
extend, renew or otherwise alter the terms of any loan or other obligation, now existing or hereafter created, that has a lien priority interest in all or any portion of the Mortgaged Property that is senior to the lien created by this Deed of Trust without first obtaining the prior written consent of Beneficiary, which consent may be withheld or conditioned in Beneficiary's sole discretion. Subject to the terms of Section 9.27 below, Beneficiary will subordinate the lien of this Deed of Trust to the lien of a deed of trust that secures construction financing obtained by Trustor to construct single-family homes on the Land. Trustor agrees to timely fulfill all of its obligations under any senior deed of trust and the other documents that evidence or relate to the loan secured by any senior deed of trust (including, without limitation, any construction loan agreements now existing or hereafter entered into with respect to such loan) (the "Senior Loan Documents"). Without limitation, Trustor agrees to construct, market and sell the single family homes contemplated under the Senior Loan Documents.

          5.2  Representations and Warranties of Trustor.  Trustor hereby
               -----------------------------------------
represents and warrants to Beneficiary as follows, and agrees to give written notice to Beneficiary of any breach of such representations and warranties.

               5.2.1   Good Standing/Licensing.  Trustor is duly organized,
                       -----------------------
validly existing and in good standing under the laws of its state of organization, is duly licensed or qualified to do business and is in good standing and is authorized to do business in every jurisdiction in which the nature of its businesses or properties makes such licensing or qualification necessary and where a failure to so qualify or be licensed would have a materially adverse effect on the business or operations of the Trustor, and is in compliance with all laws, regulations, ordinances and orders of public authorities applicable to Trustor; provided, however, that if Trustor is not in good standing, Trustor represents that it has not been suspended in its state of organization nor the State of California and that its failure to be in good standing does not affect its right and power to enter into the Note and Loan Documents and to consummate the transactions described therein. If Trustor is a corporation or partnership, the execution of the Note and the Loan Documents are within Trustor's corporate or partnership powers.

               5.2.2   No Conflict.  The Note and the Loan Documents will not
                       -----------
violate any provision of law (including, but not limited to any law relating to usury), any order of any court or other agency or government, or any indenture, agreement or other instrument to which Trustor is a party or by which Trustor or any of its property is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or other instrument, or violate the partnership agreement of the Trustor or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of Trustor, except as contemplated by the Note and the Loan Documents, and no action with respect thereto by Trustor is required.

               5.2.3   Consents.  No consent or approval of any regulatory body
                       --------
to the execution, delivery and performance of the Note and the Loan Documents or the transactions contemplated thereby is required by law.

               5.2.4   Suits.  There are no suits, proceedings or investigations
                       -----
pending or threatened against or affecting Trustor, at law or in equity, or before or by any governmental or administrative agency or instrumentality which, if adversely determined, would have a material adverse effect on the business or condition of Trustor.

               5.2.5   Judgments.  No judgment, decree or order of any court or
                       ---------
governmental or administrative agency or instrumentality has been issued against Trustor which has or may have any material adverse effect on the business or condition of Trustor.

               5.2.6   Information.  All information, reports, papers and data
                       -----------
given to Beneficiary with respect to Trustor or others obligated under the terms of the Loan Documents are accurate and correct in all material respects and complete insofar as completeness may be necessary to give Beneficiary a true and accurate knowledge of the subject matter thereof.

               5.2.7   Title/Right to Assign Leases.  Trustor has good and
                       ----------------------------
marketable title in fee simple to the Land and Buildings, and good and marketable title to the Fixtures, the Escrow Account, the Awards and Personalty, and the right to assign the Leases and Rents to Beneficiary free and clear of any prior assignment, liens, charges, encumbrances, security interests and adverse claims whatsoever except the Permitted Encumbrances.

               5.2.8   Leases.  Trustor has not executed any prior assignment
                       ------
of the Leases or of its right, title and interest therein or in the Rents to accrue thereunder (except an assignment in favor of the lender under the Senior Loan Documents), Trustor has delivered to Beneficiary a true and complete copy of all of the existing Leases assigned hereunder, together with all amendments, supplements and other modifications, and to the best of Trustor's knowledge, no material default by Trustor or any other person under any existing Lease remains uncured.

               5.2.9   Permitted Encumbrances. The Permitted Encumbrances have
                       ----------------------
not materially interfered with the operation of the Mortgaged Property, nor does Trustor reasonably foresee any material interference arising from the Permitted Encumbrances during the term of the Note. Without limiting the foregoing, Trustor represents that it is not in default under the terms of any liens that are secured by deeds of trust whose liens are junior to the lien of this Deed of Trust.

               5.2.10  Taxes.  Trustor has filed all Federal, state, county and
                       -----
municipal income tax returns required to have been filed by them and have paid all taxes which have become due pursuant to any assessments received by them, and Trustor does not know of any basis for additional assessment in respect to such taxes.

               5.2.11  Use of Borrowed Funds.  Trustor hereby represents and
                       ---------------------
warrants to Beneficiary that it intends to use the funds it is borrowing from Beneficiary under the terms of the Note primarily for other than personal, family or household purposes.

               5.2.12  Electromagnetic Fields.  There are no electrical
                       ----------------------
transformers or electrical stations or substations within 100 yards of any portion of the Land.

                                   ARTICLE 6
                               EVENTS OF DEFAULT
                               -----------------

          The term "Event(s) of Default", as used herein and in the Loan Documents and the Note, shall mean the occurrence or happening, from time to time, of any one or more of the following:

          6.1  Payment of Indebtedness.  If Trustor shall default in the due and
               -----------------------
punctual payment of all or any portion of any installment of the Indebtedness, whether at the due date thereof or by acceleration or otherwise, as and when the same shall become due and payable and such failure continues for a period of five (5) days.

          6.2  Performance of Obligations.  If Trustor shall default in the due
               --------------------------
observance or performance of any of the Obligations other than payment of money and such default shall not be cured within twenty (20) days after such default.

          6.3  Bankruptcy, Receivership, Insolvency, Etc.  If voluntary or
               ------------------------------------------
involuntary proceedings under the Federal Bankruptcy Code, as amended, shall be commenced by or against Trustor or the general partner of Trustor (if any), or bankruptcy, receivership, insolvency, reorganization, dissolution, liquidation or other similar proceedings shall be instituted by or against Trustor or the general partner of Trustor (if any) with respect to all or any part of Trustor's property or the property of the general partner of Trustor under the Federal Bankruptcy Code, as amended, or other law of the United States or of any state or other competent jurisdiction, and if such proceedings are instituted against Trustor or the general partner of Trustor (if any) and it shall consent thereto or shall fail to cause the same to be discharged within sixty (60) days.

          6.4  Laws Affecting Obligations and Indebtedness.  If subsequent to
               -------------------------------------------
the date of this Deed of Trust, any governmental entity in which the Mortgaged Property is located passes any law (a) which renders payment of the Indebtedness and/or performance of the Obligations by Trustor unlawful, or (b) which prohibits Beneficiary from exercising any of its rights and remedies under the Note and Loan Documents.

          6.5  False Representation.  If any representation or warranty made by
               --------------------
Trustor or others in, under or pursuant to the Note or the Loan Documents (including, but not limited to, any representation or warranty made in Section 5.2 hereof) shall prove to have been false or misleading in any material respect as of the date on which such representation or warranty was made.

          6.6  Destruction of Improvements.  If any of the Buildings is
               ---------------------------
demolished or removed or demolition or removal thereof is imminent, eminent domain proceedings excepted.

          6.7  Default Under Other Deed of Trust.  If the holder of any senior
               ---------------------------------
or junior deed of trust or any other lien on the Mortgaged Property (without hereby implying Beneficiary's consent to any such junior deed of trust or lien) institutes foreclosure or other proceedings for the enforcement of its remedies thereunder, or if a default exists under any other deed of trust or lien on the Mortgaged Property or any documents that evidence or relate to the loans secured by any of the foregoing deeds of trust or liens.

          6.8  Loan Documents.  If a default shall occur under the Note or any
               --------------
of the Loan Documents.

          6.9  Due on Sale.  If, without the prior written consent of
               -----------
Beneficiary, (a) there is any sale, transfer, assignment, conveyance or encumbrance, whether voluntary or involuntary, of all or part of the Mortgaged Property or any interest therein or any other event or agreement referred to in
Section 5.1.18, (b) Trustor or any one or more of the persons comprising Trustor is a partnership and the interest of any general partner (or the interest of any general partner in a partnership that is a partner) is assigned or transferred, except for an assignment or transfer resulting from the death or physical or mental incapacity of a general partner; (c) Trustor or any one or more of the persons comprising Trustor is a partnership and more than twenty-five percent (25%) of the corporate stock of any corporation that is a general partner of such partnership is sold, transferred or assigned; (d) change in ownership (including the hypothecation or encumbrance thereof) of a majority of the stock of Trustor held by Ira Norris; (e) Trustor is a trust and there is a change in beneficial ownership with respect to more than twenty-five percent (25%) of the trust; (f) Trustor consists of several persons or entities holding fractional undivided interest in the Mortgaged Property and there is a cumulative change in ownership with respect to more than a twenty-five percent

(25%) fractional undivided interest in the Mortgaged Property; (g) there is a seizure of the Mortgaged Property, or attachment of any lien on the Mortgaged Property, whether voluntary or involuntary, which has not been removed or bonded off to Beneficiary's satisfaction within thirty (30) days of such attachment; or
(h) there is a change in the controlling executives and directors of Trustor.

          6.10 Judgment.  If a final judgment for the payment of money in excess
               --------
of Ten Thousand Dollars ($10,000) shall be rendered against Trustor and the same shall remain unpaid for a period of thirty (30) consecutive days during which period execution shall not be effectively stayed.


                                   ARTICLE 7
                            DEFAULT AND FORECLOSURE
                            -----------------------

          7.1  Remedies.  If an Event of Default shall occur, Beneficiary may,
               --------
at its option, by or through Trustee or otherwise, exercise one or more or all of the following remedies:

               7.1.1     Acceleration.  Declare the unpaid portion of the
                         ------------
Indebtedness to be immediately due and payable, without further notice or demand (each of which hereby is expressly waived by Trustor), whereupon the same shall become immediately due and payable.

               7.1.2     Entry on Mortgaged Property.  Enter upon the Mortgaged
                         ---------------------------
Property and take possession thereof and of all books, records, and accounts relating thereto.

               7.1.3     Operation of Mortgaged Property.  Hold, lease, operate
                         -------------------------------
or otherwise use or permit the use of the Mortgaged Property, or any portion thereof, in such manner, for such time and upon such terms as Beneficiary may deem to be in its best interest (making such repairs, alterations, additions and improvements thereto, from time to time, as Beneficiary shall deem necessary or desirable) and collect and retain all earnings, rents, profits or other amounts payable in connection therewith.

               7.1.4     Judicial Proceedings.  Institute proceedings for the
                         --------------------
complete or partial foreclosure of this Deed of Trust or take such steps to protect and enforce its rights whether by action, suit or proceeding in equity or at law for the specific performance of any covenant, condition or agreement in the Note or in this Deed of Trust (without being required to foreclose this Deed of Trust), or in aid of the execution of any power herein granted, or for any foreclosure hereunder, or for the enforcement of any other appropriate legal or equitable remedy or otherwise as Beneficiary shall elect.

               7.1.5     Sale of Mortgaged Property.  Cause the Mortgaged
                         --------------------------
Property and all estate, right, title and interest, claim and demand therein, or any part thereof to be sold as follows:

                             (a) Beneficiary may proceed as if all of the
Mortgaged Property were real property, in accordance with subparagraph (d) below, or Beneficiary may elect to treat any of the Mortgaged Property which consists of a right in action or which is property that can be severed from the premises without causing structural damage thereto as if the same were personal property, and dispose of the same in accordance with subparagraph (c) below, separate and apart from the sale of real property, with the remainder of the Mortgaged Property being treated as real property.

                             (b) Beneficiary may cause any such sale or other
disposition to be conducted immediately following the expiration of any grace period, if any, herein provided (or required by law) or Beneficiary may delay any such sale or other disposition for such period of time as Beneficiary deems to be in its best interest. Should Beneficiary desire that more than one such sale or other disposition be conducted, Beneficiary may at its option, cause the same to be conducted simultaneously, or successively on the same day, or at such different days or times and in such order as Beneficiary may deem to be in its best interest.

                             (c) Should Beneficiary elect to cause any of the
Mortgaged Property to be disposed of as personal property as permitted by subparagraph (a) above, it may dispose of any part thereof in any manner now or hereafter permitted by Division 9 of the UCC or in accordance with any other remedy provided by law. Both Trustor and Beneficiary shall be eligible to purchase any part of all of such property at any such disposition. Any such disposition may be either public or private as Beneficiary may so elect, subject to the provisions of the UCC. Beneficiary shall give Trustor at least five (5) days prior written notice of the time and place of any public sale or other disposition of such property or of the time at or after which any private sale or any other intended disposition is to be made, and if such notice is sent to Trustor it shall constitute reasonable notice to Trustor.

                             (d) Should Beneficiary elect to sell the Mortgaged
Property which is real property or which Beneficiary has elected to treat as real property, upon such election Beneficiary or Trustee shall give such Notice of Default and Election to Sell as may then be required by law. Thereafter, upon the expiration of such time and the giving of such Notice of Sale as may then be required by law, Trustee, at the time and place specified in the Notice of Sale, shall sell such Mortgaged Property, or any portion thereof specified by Beneficiary, at public auction to the highest bidder for cash in lawful money of the United States, subject, however, to the provisions of Section 7.1.5(e) hereof. Trustee for good cause may, and upon request of Beneficiary shall, from time to time, postpone the sale by public announcement thereof at the time and place noticed therefor. If the Mortgaged Property consists of several lots or parcels, Beneficiary may designate the order in which such lots or parcels may be offered for sale or sold, and may direct that such property be sold in one parcel, as an entirety, or in such parcels as Beneficiary, in its sole discretion, may elect. Trustor expressly waives any right which it may have to direct the order in which any of the Mortgaged Property shall be sold, and its rights, if any, to require the Mortgaged Property be sold as separate tracts, lots, units, or parcels. Any person, including Trustor, Trustee or Beneficiary, may purchase at the sale. Upon any sale Trustee shall execute and deliver to the purchaser or purchasers a deed or deeds conveying the property so sold, but without any covenant or warranty whatsoever, express or implied, whereupon such purchaser or purchasers shall be let into immediate possession.

                             (e) Upon any sale of the Mortgaged Property,
whether made under a power of sale herein granted or pursuant to judicial proceedings, if the holder of the Note is a purchaser at such sale, it shall be entitled to use and apply all or any portion of the indebtedness then secured hereby for or in settlement or payment of all or any portion of the purchase price of the property purchased, and, in such case, this Deed of Trust, the Note and documents evidencing expenditures secured hereby shall be presented to the person conducting the sale in order that the amount of said indebtedness so used or applied may be credited thereon as having been paid.

                             (f) In the event of a sale or other disposition of
any such Mortgaged Property or any part thereof, and the execution of a deed or other conveyance pursuant thereto, the recitals in the deed or deeds of facts (such as of a default, the giving of notice of default and notice of sale, demand that such sale should be made, postponement of sale, terms of sale, sale, purchaser, payment of purchase money, and any other fact affecting the regularity or validity of such sale or disposition) shall be conclusive proof of the truth of such facts; and any such deed or conveyance shall be conclusive against all persons as to such facts recited therein.

               7.1.6     Receiver.  Beneficiary shall be entitled, as a matter
                         --------
of strict right, without notice and ex parte, and without regard to the value or occupancy of the security, or the solvency of the Trustor, or the adequacy of the Mortgaged Property as security for the Note, to have a receiver appointed to enter upon and take possession of the Mortgaged Property, collect the Rents and profits therefrom and apply the same as the court may direct, such receiver to have all the rights and powers permitted under the laws of the jurisdiction in which the Mortgaged Property is located. Trustor hereby waives any requirements on the receiver or Beneficiary to post any surety or other bond. Beneficiary or the receiver may also take possession of, and for these purposes use, any and all Personalty which is a part of the Mortgaged Property and used by Trustor in the rental or leasing thereof or any part thereof. The expense (including the receiver's fees, counsel fees, costs and agent's compensation) incurred pursuant to the powers herein contained shall be secured by this Deed of Trust. Beneficiary shall (after payment of all costs and expenses incurred) apply such Rents, issues and profits received by it on the Indebtedness in the order set forth in Section 7.7 hereof. The right to enter and take possession of the Mortgaged Property, to manage and operate the same, and to collect the Rents, issues and profits thereof, whether by receiver or otherwise, shall be cumulative to any other right or remedy hereunder or afforded by law, and may be exercised concurrently therewith or independently thereof. Beneficiary shall be liable to account only for such Rents, issues and profits actually received by Beneficiary.

               7.1.7     Additional Rights and Remedies. With or without notice,
                         ------------------------------
and without releasing Trustor from the Indebtedness or Obligations, and without becoming a mortgagee in possession, Beneficiary and Trustee shall have the right to cure any breach or default of Trustor and, in connection therewith, to enter upon the Mortgaged Property and to do such acts and things as Beneficiary or Trustee deem necessary or desirable to protect the security hereof including, but without limitation, to appear in and defend any action or proceedings purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee hereunder; to pay, purchase, contest or compromise any encumbrance, charge, lien or claim of lien which, in the judgment of either Beneficiary or Trustee, is prior or superior hereto, the judgment of Beneficiary or Trustee being conclusive as between the parties hereto; to obtain insurance; to pay any premiums or charges with respect to insurance required to be carried hereunder; and to employ counsel, accountants, contractors and other appropriate persons to assist them. All sums so paid by Beneficiary, and all costs and expenses, including, without limitation, reasonable attorneys' fees and expenses so incurred together with interest thereon at the interest rate provided in the note, from the date of payment or incurring, shall constitute additions to the Indebtedness secured by the Loan Documents, and shall be paid by Trustor to Beneficiary, on demand. If Beneficiary shall elect to pay any Imposition, Beneficiary may do so in reliance on any bill, statement or assessment procured from the appropriate public office, without inquiring into the accuracy thereof or into the validity of such Imposition. Trustor shall indemnify Beneficiary for all losses and expenses, including reasonable attorneys' fees, incurred by reason of any acts performed by Beneficiary pursuant to the provisions of this
Section 7.1.7 or by reason of the Loan Documents, and any funds expended by Beneficiary to which it shall be entitled to be indemnified, together with interest thereon at the interest rate provided in the Note from the date of such expenditures, shall constitute additions to the Indebtedness and shall be secured by the Loan Documents and shall be paid by Trustor to Beneficiary upon demand.

               7.1.8     Other.  Exercise any other remedy specifically granted
                         -----
under the Note and the Loan Documents, or now or hereafter existing in equity, at law, by virtue of statute or otherwise, including the rights described below.

               7.1.9     Late Charge and Default Interest.   Impose the late
                         --------------------------------
charges and the default interest rate as provided for in the Note.

          7.2  Separate Sales.  Any real property or any interest or estate
               --------------
therein sold pursuant to any writ of execution issued on a judgment obtained by virtue of the Note, this Deed of Trust or the other Loan Documents, or pursuant to any other judicial proceedings under this Deed of Trust or the other Loan Documents, or pursuant to the power of sale granted herein, may be sold in one parcel, as an entirety, or in such parcels, and in such manner or order as Beneficiary, in its sole discretion, may elect.

          7.3  Remedies Cumulative and Concurrent.  The rights and remedies of
               ----------------------------------
Beneficiary as provided in the Note, this Deed of Trust and in the Loan Documents shall be cumulative and concurrent and may be pursued separately, successively or together against Trustor or against other obligors or against the Mortgaged Property, or any one or more of them, at the sole discretion of Beneficiary, and may be exercised as often as occasion therefor shall arise. The failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof, nor shall the choice of one remedy be deemed an election of remedies to the exclusion of other remedies.

          7.4  No Cure or Waiver.  Neither Beneficiary's nor Trustee's nor any
               -----------------
receiver's entry upon and taking possession of all or any part of the Mortgaged Property nor any collection of rents, issues, profits, insurance proceeds, condemnation proceeds or damages, other security or proceeds of other security, or other sums, nor the application of any collected sum to any Indebtedness and Obligations, nor the exercise of any other right or remedy by Beneficiary or Trustee or any receiver shall impair the status of the security, or cure or waive any default or notice of default under this Deed of Trust, or nullify the effect of any notice of default or sale (unless all Indebtedness and Obligations which are then due have been paid and performed and Trustor has cured all other defaults), or prejudice Beneficiary or Trustee in the exercise of any right or remedy, or be construed as an affirmation by Beneficiary of any tenancy, lease or option or a subordination of the lien of this Deed of Trust.

          7.5  Payment of Costs, Expenses and Attorneys Fees.  Trustor agrees to
               ---------------------------------------------
pay to Beneficiary immediately and without demand all costs and expenses incurred by Trustee and Beneficiary in exercising the remedies under the Note and Loan Documents (including but without limitation, court costs and attorneys' fees, whether incurred in litigation or not) with interest at the greater of the interest rate provided in the Note or the highest rate payable under any Indebtedness and Obligations, from the date of expenditure until said sums have been paid. Beneficiary shall be entitled to bid, at the sale of the Mortgaged Property held pursuant to the power of sale granted herein or pursuant to any judicial foreclosure of this instrument, the amount of said costs, expenses and interest in addition to the amount of the other Indebtedness and Obligations as a credit bid, the equivalent of cash.

          7.6  Waiver of Redemption, Notice, Marshalling, Etc.  Trustor hereby
               -----------------------------------------------
waives and releases (a) all benefit that might accrue to Trustor by virtue of any present or future law exempting the Mortgaged Property, or any part of the proceeds arising from any sale thereof, from attachment, levy or sale on execution, or providing for any redemption or extension of time for payment, (b) unless specifically required herein, all notices of Trustor's default or of Beneficiary's election to exercise, or Beneficiary's actual exercise, of any option or remedy under the Note or the Loan Documents; (c) any right to have the liens against the Mortgaged Property marshaled; and (d) the right to plead or assert any statute of limitations as a defense or bar to the enforcement of the Note or the Loan Documents.

          7.7  Application of Proceeds.  The proceeds of any sale of all or any
               -----------------------
portion of the Mortgaged Property and the amounts generated by any holding, leasing, operation or other use of the Mortgaged Property shall be applied by Beneficiary in the following order, or in such other order or proportion as Beneficiary shall decide in its sole discretion:

               (a) first, to the payment of the costs and expenses of taking possession of the Mortgaged Property and of holding, using, leasing, repairing, improving and selling the same (including without limitation payment of any Impositions or other taxes);

               (b) second, to the extent allowed by law, to the payment of attorneys' fees and other legal expenses, including expenses and fees incurred on appeals, and legal expenses and fees of a receiver;

               (c) third, to the payment of all amounts advanced under this Deed of Trust or any other Loan Document (except for the Indemnity Agreement) to preserve the value of the Mortgaged Property;

               (d) fourth, to the payment of late charges and accrued and unpaid interest on the Indebtedness;

               (e) fifth, to the payment of the unpaid balance of the Indebtedness (except for that portion of the Indebtedness that arises out of the Indemnity Agreement); and

               (f) sixth, to the payment of any amounts owing to Beneficiary or the other Indemnified Parties (as defined in the Indemnity Agreement) under the Indemnity Agreement.

               The balance, if any, shall be paid to the parties entitled to receive it.

          7.8  Strict Performance.  Any failure by Beneficiary to insist upon
               ------------------
strict performance by Trustor of any of the terms and provisions of the Loan Documents, or of the Note shall not be deemed to be a waiver of any of the terms or provisions of the Loan Documents, or the Note and Beneficiary shall have the right thereafter to insist upon strict performance by Trustor of any and all of them.

          7.9  No Conditions Precedent to Exercise of Remedies.  Neither Trustor
               -----------------------------------------------
nor any other person now or hereafter obligated for payment of all or any part of the Indebtedness shall be relieved of such obligation by reason of the failure of Beneficiary to comply with any request of Trustor or of any other person so obligated to take action to foreclose on this Deed of Trust or otherwise enforce any provisions of the Loan Documents or the Note, or by reason of the release, regardless of consideration, of all or any part of the security held for the Indebtedness, or by reason of any agreement or stipulation between any subsequent owner of the Mortgaged Property and Beneficiary extending the account of the occurrence of an Event of Default, including but not limited to any transfer or disposition as prohibited by Sections 5.1.14 and 5.1.18.

          7.10 Environmental Default and Remedies.  In the event that any
               ----------------------------------
portion of the Mortgaged Property is determined to be "environmentally impaired" (as "environmentally impaired" is defined in California Code of Civil Procedure
Section 726.5(e)(3)) or to be an "affected parcel" (as "affected parcel" is defined in California Code of Civil Procedure Section 726.5(e)(1)), then, without otherwise limiting or in any way affecting Beneficiary's or Trustee's rights and remedies under this Deed of Trust, Beneficiary may elect to exercise its right under California Code of Civil Procedure Section 726.5(a) to (1) waive its lien on such environmentally impaired or affected portion of the Mortgaged Property and (2) exercise (i) the rights and remedies of an unsecured creditor, including reduction of its claim against Trustor to judgment, and (ii) any other rights and remedies permitted by law. For purposes of determining Beneficiary's right to proceed as an unsecured creditor under California Code of Civil Procedure Section 726.5(a), Trustor shall be deemed to have willfully permitted or acquiesced in a release or threatened release of hazardous materials, within the meaning of California Code of Civil Procedure Section 726.5(d)(1), if the release or threatened release of hazardous materials was knowingly or negligently caused or contributed to by any lessee, occupant or user of any portion of the Mortgaged Property and Trustor knew or should have known of the activity by such lessee, occupant or user which caused or contributed to the release or threatened release. All costs and expenses, including, but not limited to, attorneys' fees, incurred by Beneficiary in connection with any action commenced under this Section 7.10, including any action required by California Code of Civil Procedure Section 726.5(b) to determine the degree to which the Mortgaged Property is environmentally impaired, plus interest thereon at the interest rate provided in the Note until paid, shall be added to the Indebtedness secured by this Deed of Trust and shall be due and payable to Beneficiary upon its demand made at any time following the conclusion of such action.


                                   ARTICLE 8
                                 CONDEMNATION
                                 ------------

          8.1  Condemnation.  Trustor hereby assigns, transfers and sets over to
               ------------
Beneficiary all rights of Trustor to any award or payment in respect of (a) any taking of all or a portion of the Mortgaged Property as a result of, or by agreement in anticipation of, the exercise of the right of condemnation or eminent domain; (b) any such taking of any appurtenances to the Mortgaged Property or of vaults, areas or projections outside the boundaries of the Mortgaged Property, or rights in, under or above the alleys, streets or avenues adjoining the Mortgaged Property, or rights and benefits of light, air, view or access to said alleys, streets, or avenues or for the taking of space or rights therein, below the level of, or above the Mortgaged Property; and (c) any damage to the Mortgaged Property or any part thereof due to governmental action, but not resulting in, a taking of any portion of the Mortgaged Property, such as, without limitation, the changing of the grade of any street adjacent to the Mortgaged Property. Trustor hereby agrees to file and prosecute its claim or claims for any such award or payment in good faith and with due diligence and cause the same to be collected and paid over to Beneficiary, and hereby irrevocably authorizes and empowers Beneficiary, in the name of Trustor or otherwise, to collect and receipt for any such award or payment and, in the event Trustor fails to act, or in the event that an Event of Default has occurred and is continuing, to file and prosecute such claim or claims.

          8.2  Application of Proceeds.  All proceeds received by Beneficiary
               -----------------------
with respect to a taking of all or any part of the Mortgaged Property or with respect to damage to all or any part of the Mortgaged Property from governmental action not resulting in a taking of the Mortgaged Property, shall be applied as follows, in the order of priority indicated or in such other order or proportion as Beneficiary shall decide in its sole discretion:

               (a) to reimburse Beneficiary for all costs and expenses, including reasonable attorneys' fees incurred in connection with collecting the said proceeds;

               (b) to the payment of late charges, if any, owing under the Note or the Loan Documents;

               (c) to the payment of accrued and unpaid interest on the Note;

               (d) to the prepayment of the unpaid principal of the Note, without premium;

               (e) to the payment of the balance of the Indebtedness; and

               (f) to the payment of any amounts owing to Beneficiary or the other Indemnified Parties (as defined in the Indemnity Agreement) under the Indemnity Agreement.

The balance, if any, will be paid to Trustor.


                                   ARTICLE 9
                                 MISCELLANEOUS
                                 -------------

          9.1  Further Assurances.  Trustor, upon the reasonable written request
               ------------------
of Beneficiary, will execute, acknowledge and deliver, or arrange for the execution, acknowledgment and delivery of, such further instruments (including, without limitation, financing statements, estoppel certificates and declarations of no set-off, attornment agreements and acknowledgments of the Assignment) and do such further acts as may be necessary, desirable or proper to carry out more effectively the purpose of the Loan Documents, to facilitate the assignment or transfer of the Note and the Loan Documents and to subject to the liens of the Loan Documents any property intended by the terms thereof to be covered thereby, and any renewals, additions, substitutions, replacements or betterments thereto. Upon any failure of Trustor to execute and deliver such instruments, certificates and other documents on or before fifteen (15) days after receipt of written request therefor, Beneficiary may make, execute and record any and all such instruments, and certificates and Trustor irrevocably appoints Beneficiary the agent and attorney-in-fact of Trustor to do so.

          9.2  Recording and Filing.  Trustor, at its expense, will cause the
               --------------------
Loan Documents, all supplements thereto and any financing statements at all times to be recorded and filed and re-recorded and re-filed in such manner and in such places as Beneficiary shall reasonably request, and will pay all such recording, filing, re-recording and re-filing taxes, fees and other charges.

          9.3  Notice.  Trustor hereby requests that a copy of any notice of
               ------
default and every notice of sale hereunder be mailed to it as provided by law at the Trustor's Address. All notices, demands, requests and other communications required under the Loan Documents and the Note shall be in writing and shall be deemed effective (i) upon mailing by U.S. certified or registered mail, postage prepaid, addressed to the party for whom it is intended at the Trustor's Address or the Trustee's Address, as the case may be, or in the case of notices to Beneficiary, to Beneficiary at the Beneficiary's Address, or (ii) upon receipt, if personally delivered or sent by facsimile. Any party may designate a change of address or facsimile number by written notice to the other, given at least 10 business days before such change of address is to become effective. Trustor may, from time to time, change the address to which notice of default and notice of sale hereunder shall be sent by both recording a request therefor and sending a copy of such request to Beneficiary.

          9.4  Beneficiary's Right to Perform the Obligations.  If Trustor shall
               ----------------------------------------------
fail to make any payment or perform any act required by the Note or the Loan Documents, then, at any time thereafter, without notice to or demand upon Trustor and without waiving or releasing any obligation or default, Beneficiary may make such payment or perform such act for the account of and at the expense of Trustor, and shall have the right to enter the Mortgaged Property for such purpose and to take all such action thereon and with respect to the Mortgaged Property as may be necessary or appropriate for such purpose. All sums so paid by Beneficiary, and all costs and expenses, including, without limitation, reasonable attorneys' fees and expenses so incurred together with interest thereon at the interest rate provided in the Note, from the date of payment or incurring, shall constitute additions to the Indebtedness secured by the Loan Documents, and shall be paid by Trustor to Beneficiary, on demand. If Beneficiary shall elect to pay any Imposition, Beneficiary may do so in reliance on any bill, statement or assessment procured from the appropriate public office, without inquiring into the accuracy thereof or into the validity of such Imposition. Trustor shall indemnify Beneficiary for all losses and expenses, including reasonable attorneys' fees, incurred by reason of any acts performed by Beneficiary pursuant to the provisions of this
Section 9.4 or by reason of the Loan Documents, and any funds expended by Beneficiary to which it shall be entitled to be indemnified, together with interest thereon at the interest rate provided in the Note from the date of such expenditures, shall constitute additions to the Indebtedness and shall be secured by the Loan Documents and shall be paid by Trustor to Beneficiary upon demand.

          9.5  Covenants Running with the Land.  All covenants contained in the
               -------------------------------
Loan Documents shall run with the Mortgaged Property.

          9.6  Severability.  In case the Indebtedness or any one or more of the
               ------------
Obligations shall be invalid, illegal or unenforceable in any respect, the validity of the Note, this Deed of Trust, the Loan Documents, the Indemnity Agreement and remaining Indebtedness or Obligations shall be in no way affected, prejudiced or disturbed thereby.

          9.7  Modification.  The Loan Documents and the terms of each of them
               ------------
may not be changed, waived, discharged or terminated orally, but only by an instrument or instruments in writing signed by the party against which enforcement of the change, waiver, discharge or termination is asserted.

          9.8  Due on Sale.  The loan evidenced by the Note and secured by this
               -----------
Deed of Trust is personal to Trustor, and Beneficiary made such loan to Trustor based upon the credit of Trustor and Beneficiary's judgment of the ability of Trustor to repay the entire Indebtedness and therefore this Deed of Trust may not be assumed by any subsequent holder of an interest in the Mortgaged Property without Beneficiary's prior written consent.

          9.9  Tax on Indebtedness or Deed of Trust.  In the event of the
               ------------------------------------
passage, after the date of this Deed of Trust, of any law deducting from the value of land for the purposes of taxation, any lien thereon, or imposing upon Beneficiary the obligation to pay the whole, or any part, of the taxes or assessments or charges or liens herein required to be paid by Trustor, or changing in any way the laws relating to the taxation of deeds of trust, mortgages or debts as to affect the Deed of Trust or the Indebtedness, the entire unpaid balance of the Indebtedness shall, at the option of Beneficiary, after thirty (30) days written notice to Trustor, become due and payable; provided, however, that if, in the opinion of Beneficiary's counsel, it shall be lawful for Trustor to pay such taxes, assessments, or charges, or to reimburse Beneficiary therefor, then there shall be no such acceleration of the time for payment of the unpaid balance of the Indebtedness if a mutually satisfactory agreement for reimbursement, in writing, is executed by Trustor and delivered to Beneficiary within the aforesaid period.

          9.10 Maximum Rate of Interest.  Notwithstanding any provision in this
               ------------------------
Deed of Trust, or in any instrument now or hereafter relating to or securing the Indebtedness evidenced by the Note, the total liability for payments of interest and payments in the nature of interest, including, without limitation, all charges, fees, exactions, or other sums which may at any time be deemed to be interest, shall not exceed the limit, if any, imposed by Beneficiary by applicable usury laws. In the event the total liability for payments of interest and payments in the nature of interest, including, without limitation, all charges, fees, exactions, or other sums which may at any time be deemed to be interest, shall for any reason whatsoever, result in an effective rate of interest, which for any month or other interest payment period exceeds the limit imposed by the applicable usury laws, all sums in excess of those lawfully collectible as interest for the period in question shall, without further agreement or notice by, between, or to any party hereto, be applied to the reduction of the Indebtedness immediately upon receipt of such sums by Beneficiary, with the same force and effect as though Trustor had specifically designated such excess sums to be so applied to the reduction of the Indebtedness and Beneficiary had agreed to accept such sums as a payment of the Indebtedness not subject to any prepayment penalty, provided, however, that Beneficiary may, at any time and from time to time, elect, by notice in writing to Trustor, to waive, reduce, or limit the collection of any sums (or refund to

Trustor any sums collected) in excess of those lawfully collectible as interest rather than accept such sums as a prepayment of the Indebtedness.

          9.11 Survival of Warranties and Covenants.  The warranties,
               ------------------------------------
representations, covenants and agreements set forth in the Loan Documents shall survive the making of the loan and the execution and delivery of the Note, and shall continue in full force and effect until the Indebtedness and Obligations shall have been paid and performed in full. Notwithstanding the foregoing, (i) the obligations specified in Section 5.1.10 hereof, (ii) the obligations under the Indemnity Agreement, and (iii) any other obligation contained in the Note or the Loan Documents that expressly so provides, shall survive the full payment and performance of the Indebtedness and Obligations.

          9.12 Applicable Law.  This instrument and the rights and obligations
               --------------
of the parties hereunder shall be governed by and construed in accordance with the laws of the State of California.

          9.13 Loan Expenses.  Trustor shall pay all costs and expenses in
               -------------
connection with the preparation, execution, delivery and performance of the Note and the Loan Documents and the transactions contemplated thereby, including (but not limited to) costs and fees incurred by Beneficiary's independent inspector, fees and disbursements of its and Beneficiary's counsel, broker's fees, costs and expenses of procuring any environmental audits required to be procured by Trustor, recording costs and expenses, conveyance fees, documentary stamp, intangible and other taxes, and costs and expenses of surveys, appraisals and policies of title insurance, physical damage insurance, and liability insurance.

          9.14 Substitution of Trustee.  Beneficiary, acting alone, may, from
               -----------------------
time to time, by instrument in writing, substitute a successor or successors to any Trustee named herein or acting hereunder. Such instrument, executed, acknowledged and recorded in the manner required by law, shall be conclusive proof of proper substitution of such successor Trustee or Trustees, who shall (without conveyance from the preceding Trustee) succeed to all of the title, estate, rights, powers and duties of such preceding Trustee. Such instrument shall contain the name of the original Trustor, Trustee and Beneficiary hereunder, the book and page or instrument number where this Deed of Trust is recorded and the name and address of the new Trustee. If a notice of default has been recorded, this power of substitution cannot be exercised until after the costs, fees, and expenses, of the then acting Trustee have been paid to such Trustee, who shall endorse receipt thereof upon such instrument of substitution.

          9.15 No Representations by Beneficiary.  By accepting or approving
               ---------------------------------
anything required to be observed, performed or fulfilled or to be given to Beneficiary, pursuant to the Loan Documents, including (but not limited to) any officer's certificate, survey, appraisal or insurance policy, Beneficiary shall not be deemed to have warranted or represented the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof, and such acceptance or approval thereof shall not be or constitute any warranty or representation with respect thereto by Beneficiary.

          9.16 Acceptance of Trust.  Trustee accepts the Trust created by this
               -------------------
Deed of Trust when this Deed of Trust, duly executed and acknowledged, is made a public record a provided by law.

          9.17 Waiver of Statute of Limitations and Rights to Trial by Jury.
               ------------------------------------------------------------
The pleading of any statute of limitations as a defense to any and all obligations secured by this Deed of Trust and the right to a jury trial in any action under or relating to the Loan Documents is hereby waived, to the fullest extent allowed by law.

          9.18 Partial Reconveyance.  Upon the prior written request by Trustor
               --------------------
to Beneficiary requesting that a portion of the Mortgaged Property that constitutes a separate legal parcel (hereinafter referred to as a "Lot") be reconveyed, Beneficiary shall cause such Lot(s) to be released from the lien of this Deed of Trust by depositing a request for such reconveyance into an escrow opened by or for Trustor in connection with the sale of such Lot(s) provided
                                                                    --------
that:
----

               (a) No Event of Default has occurred and is continuing and no event has occurred which, with notice or lapse of time or both, would constitute an Event of Default;

               (b) Beneficiary is paid the "Release Price" for such Lot, as that term is defined in the Note;

               (c) Trustor shall be responsible for obtaining (and providing evidence of such to Beneficiary's satisfaction) all governmental approvals which may be required in order that the reconveyance or a subsequent foreclosure of the Mortgaged Property remaining subject to the lien of this Deed of Trust will not result in a disposition of property constituting a violation of any ordinance, law or regulation of any public authority relating to the subdivision, development or sale or resale of real property;

               (d) Beneficiary shall not be required to direct Trustee to reconvey any Lot if:

                    (i)  Such reconveyance would, in the opinion of Beneficiary,
          (A) result in a disposition of property constituting the violation of any ordinance, law or regulation of any public authority or covenant, condition or restriction affecting the Mortgaged Property relating to the subdivision, development, sale or resale of real property, or (B) result in the violation of any ordinance, law or regulation of any public authority or covenant, condition or restriction affecting the Mortgaged Property relating to the subdivision, development, sale or resale of real property upon foreclosure by Beneficiary of any portion of the Mortgaged Property remaining subject to the lien of this Deed of Trust; or

                    (ii) Such reconveyance would, in the opinion of Beneficiary, deny any portion of the Mortgaged Property remaining subject to the lien of this Deed of Trust the right of ingress and egress to and from any dedicated street to which such Mortgaged Property would otherwise be entitled or the right of access to any public utility services, lines and facilities to which such Mortgaged Property would otherwise be entitled or would restrict or adversely affect any such rights of ingress, egress or access.

               (e) Beneficiary shall have obtained a form CLTA 111 endorsement to its lender's policy of title insurance, and if requested by Beneficiary, an endorsement ensuring that the partial reconveyance does not constitute a violation of the California Subdivision Map Act, all at the cost and expense of Trustor;

               (f) Trustor shall have reimbursed Beneficiary for all its costs and expenses incurred in effectuating the release requested by Trustor; and

               (g) For the release of the last Lot remaining subject to the lien of this Deed of Trust, the total amount of the Indebtedness shall be reduced to zero and all Obligations then outstanding shall be performed in full.

          9.19 Compensation of Trustee.  Trustee shall be entitled to reasonable
               -----------------------
compensation for all services rendered or expenses incurred in the administration or execution of the trusts hereby created and Trustor hereby agrees to pay same. Trustee and Beneficiary shall be indemnified, held harmless and reimbursed by Trustor for any liability, damage or expense, including attorneys' fees and amounts paid in settlement, which they or either of them may incur or sustain in the execution of this trust or in the doing of any act which they, or either of them are required or permitted to do by the terms hereof or by law.

          9.20 Assignability.  Trustor acknowledges that Beneficiary may grant
               -------------
and assign all or any portion of its beneficial interest under this Deed of Trust to one or more third parties. Trustor agrees that, upon such grant and assignment, such third parties shall be entitled to all of the rights, remedies and benefits provided to the beneficiary hereunder.

          9.21 Entire Agreement.  This Deed of Trust, Note and the Loan
               ----------------
Documents constitute the entire agreement between or among the parties hereto with respect to the matters addressed therein, and supersede all prior oral or written communications or agreements with respect to such matters.

          9.22 Remedies.  No right, power or remedy given Beneficiary by the
               --------
terms of this Deed of Trust is intended to be exclusive of any other right, power or remedy. Each and every such right, power or remedy shall be cumulative and in addition to every other right, power or remedy given to Beneficiary by the terms of any of the foregoing, by any statute or otherwise against Trustor or any other person.

          9.23 No Waiver.  No delay or omission by Beneficiary in exercising any
               ---------
right or power arising from any default by Trustor shall be construed as a waiver of such default or as an acquiescence therein, nor shall any single or partial exercise thereof preclude any further exercise thereof. Beneficiary may, at its option, waive any of the conditions herein and any such waiver shall not be deemed to be a modification of the terms hereof. No waiver of any event of default shall be construed to be a waiver of or acquiescence in or consent to any preceding or subsequent event of default.

          9.24 Headings.  The article headings and the section and subsection
               --------
captions are inserted for convenience of reference only and shall in no way alter or modify the text of such articles, sections and subsections.

          9.24 Attorneys' Fees.  If any action or proceeding is commenced to
               ---------------
interpret or enforce the terms of this Deed of Trust, the prevailing party shall be entitled to attorneys' fees and costs, as well as the costs of such action or proceeding, including, without limitation, (a) attorneys' fees, costs and expenses incurred in appellate proceedings or in any action or participation in, or in connection with, any case or proceeding under Chapters 7 or 11 of the Bankruptcy Code or any successor thereto, and (b) attorneys' fees, costs and expenses incurred as a result of Beneficiary exercising its rights to cure any Event of Default by Borrower under this Deed of Trust or any other Loan Document, or as a result of the foreclosure of the Deed of Trust, deed in lieu thereof, or trustee's sale thereunder.

          9.25 Time of Essence.   Time is of the essence to each and every
               ---------------
provision of this Deed of Trust, the Note and the other Loan Documents.

          9.26 Loan Servicing Agent.   Trustor acknowledges that Beneficiary may
               --------------------
engage a loan servicing agent to service the Note and protect and enforce Beneficiary's rights under this Deed of Trust, the Note and the other Loan Documents. Trustor agrees that it shall cooperate with such loan servicing agent and recognize it as Beneficiary's representative with respect to all rights and benefits under this Deed of Trust, the Note, the Loan Agreement, and the other Loan Documents upon being notified in writing of the appointment of such loan servicing agent by Beneficiary.

          IN WITNESS WHEREOF, Trustor has executed this Deed of Trust as of the date first above written.

          TRUSTOR:       INCO HOMES CORPORATION,
                         a Delaware corporation


                         By:
                              ------------------------------------------------
                              Ira C. Norris
                              President